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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 24, 2003



                               CLARUS CORPORATION
             (Exact name of Registrant as specified in its charter)


             DELAWARE                   0-24277               58-1972600
 (State or other jurisdiction of      (Commission           (IRS Employer
  incorporation or organization)        File No.)        Identification No.)


                               One Pickwick Plaza
                          Greenwich, Connecticut 06830
          (Address of principal executive offices, including zip code)
                                 (203) 302-2000
              (Registrant's telephone number, including area code)


                                      None
          (Former name or Former Address if Changed Since Last Report)





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ITEM 5.  Other Events and Required FD Disclosure.

         On July 24, 2003, Clarus Corporation held its Annual Meeting of Stockholders. At the meeting, our stockholders approved an amendment (the "Amendment") to Clarus' Amended and Restated Certificate of Incorporation to restrict certain acquisitions of our securities in order to help assure the preservation of our tax net operating loss carryforwards ("NOL"). The Amendment generally restricts direct and indirect acquisitions of our equity securities if such acquisition will affect the percentage of Clarus' capital stock that is treated as owned by a 5% stockholder. A copy of the Amendment filed with the Secretary of State of Delaware on July 30, 2003, accompanies this report on Form 8-K as Exhibit 3.1. Stockholders also re-elected our board of directors and ratified the selection and appointment by the board of directors of KPMG, LLP as the company's independent auditors for the fiscal year ending December 31, 2003.

         On July 25, 2003, Clarus issued a press release announcing the approval of the amendment to our Amended and Restated Certificate of Incorporation. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Information and Exhibits

         (c)      Exhibits

         3.1 Certificate of Amendment to Amended and Restated Certificate of Incorporation.

         99.1     Press Release dated July 25, 2003


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CLARUS CORPORATION


Date: July 30, 2003                         /s/ Warren B. Kanders
                                            ---------------------------
                                            Warren B. Kanders
                                            Executive Chairman



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                                  Exhibit Index

Exhibit No.                     Exhibit Description
-----------                     -------------------

3.1                             Certificate of Amendment to Amended and
                                Restated Certificate of Incorporation.

99.1                            Press Release dated July 25, 2003